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                                                                  Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 29, 1999 included in the Northeast Utilities Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.




Hartford, Connecticut                                      Arthur Anderson LLP
August 13, 1999